Exhibit 10.8

 CONFIRMATION OF ADVANCE

Institution:                      Institution Name                                                                Advance Number:                                           Example
         Address                                                                               Settlement Date:                                           MM/DD/YYYY
                                         City, State   Zip                                                                   Maturity Date:                                              MM/DD/YYYY
Customer ID:                  Account Number

The Federal Home Loan Bank of Topeka (FHLBank) hereby issues an advance on behalf of the above institution.
Terms of the advance shall be:

Advance Type:	Regular Fixed
Amount:	$XXX,XXX.00
Rate:	X.XXX% - Interest payable monthly and at maturity
(Interest accrued on an Actual/Actual day basis.)

      Prepayment Fee: The prepayment fee is the present value (discounted at the reference rate) of the difference between (a) the scheduled interest payments to be paid on the advance through remaining maturity and (b) the interest payments which would be collected on the advance through remaining maturity if it bore interest at the reference rate. The reference rate is the effective yield of a Federal Home Loan Bank obligation having the closest remaining maturity and coupon to the advance being prepaid. If the reference rate is greater than the rate on the advance, no fee is charged.

Other:  Past due principal and interest will be charged interest at a rate equal to 315 basis points above the previousbusiness day's daily effective federal funds rate as provided in Federal Reserve Statistical Release H.15.

Lending Officer
Date

CONFIRMATORY APPLICATION AND ACKNOWLEDGMENT

The undersigned hereby confirms that it has applied for the Advance referred to above, and that it has accepted and unconditionally agrees to repay such Advance upon the terms and conditions stated above and in the Advance, Pledge and Security Agreement between the parties and FHLBank’s Member Products Policy as amended from time to time.

Date: _____________________ By: ________________________________ _____________________________
              (Signature)                                                                 (Title)

(Please return one signed copy of FHLBank within (5) business days)